SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): May 27, 1999



                                   Empi, Inc.
             (Exact Name of Registrant as Specified in Its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)


             0-9387                                            41-1310335
(Commission File Number)                 (I.R.S. Employer Identification Number)


                                599 Cardigan Road
                            St. Paul, Minnesota 55126
               (Address of Principal Executive Offices) (Zip Code)


                                  651-415-9000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On May 27, 1999, Empi, Inc. ("Empi") issued a press release announcing the signing of a definitive merger agreement with an affiliate of The Carlyle Group, pursuant to which all of Empi's outstanding Common Stock and the Common Stock underlying all unexercised stock options would be acquired for $26.50 per share. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits.

         (a)      Financial statements:  None.

         (b)      Pro forma financial information:  None.

         (c)      Exhibits:

                  Exhibit 99.       Press release dated May 27, 1999.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Empi has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 4, 1999

                              EMPI, INC.



                               By /s/ Joseph E. Laptewicz
                                  Joseph E. Laptewicz, Chief Executive Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   EMPI, INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                   Commission File No.:
May 27, 1999                                                 0-9387

                                   EMPI, INC.


EXHIBIT NO.                ITEM

         99                Press Release dated May 27, 1999